UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 27, 2013

PATHFINDER BANCORP, INC.
(Exact name of Registrant as specified in its charter)

Commission File Number
000-23601

Federal	16-1540137
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

214 West First Street, Oswego, NY 13126
(Address of Principal Executive Office) (Zip Code)

(315) 343-0057
(Registrant’s Telephone Number including area code)

Not Applicable
Former Name or Former Address, If Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 – Other Events

Pathfinder Bank (“the Bank”), the operating subsidiary of Pathfinder Bancorp., Inc., the registrant, has executed a lease for a branch office to be located at 302-310 South Salina Street in the City of Syracuse.   The leased premises are contained within the Pike Block Building, an historically significant renovation project being completed in the City of Syracuse.   This branch will be the second branch located in Onondaga County for Pathfinder Bank which is headquartered in Oswego County New York.   It  is initially anticipated that the Branch will be directed to serving the Bank’s Onondaga County business customers consistent with the Bank’s strategic objectives of loan growth, particularly commercial loan growth,  within that County.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                                         PATHFINDER BANCORP, INC.

Date: September 27, 2013	By: /s/ Thomas W. Schneider
Thomas W. Schneider
President and Chief Executive Officer